UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	October 17, 2007

(Date of earliest event reported):	October 16, 2007
Commission File No. 0-10587
FULTON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania (State or other jurisdiction of incorporation)	23-2195389 (IRS Employer Identification Number)

One Penn Square Lancaster, Pennsylvania (Address of principal executive offices)	17602 (Zip Code)
Registrant’s telephone number, including area code: 717-291-2411
Former name or former address, if changed since last Report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
On October 16, 2007 Fulton Financial Corporation announced its results of operations for the third quarter ended September 30, 2007. A copy of the earnings release is attached as Exhibit 99.1 to this Form 8-K. Supplemental financial information included with the earnings release is attached as Exhibit 99.2 to this report.
Item 9.01 Financial Statements And Exhibits
(d)	Exhibits.

Exhibit No.	Description
99.1	Earnings Release dated October 16, 2007.
99.2	Supplemental financial information for the quarter ended September 30, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 17, 2007	FULTON FINANCIAL CORPORATION
	By:	/s/ Charles J. Nugent
Charles J. Nugent
Senior Executive Vice President and Chief Financial Officer

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